SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2012

GEORGETOWN CORPORATION

 (Exact name of Company as specified in its charter)

Nevada	333-171470	02-6191201
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9337 Fraser Ave Silver Spring, MD 20910
(Address of principal executive offices)

Phone: (204) 898-8160
(Company’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GEORGETOWN CORPORATION

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2012, Georgetown Corporation., a Nevada corporation (the "Company") issued a ten percent (10%) Promissory Note (the “Note”) to Karev Investments, Inc. (“Karev”) in the amount of fifteen thousand US dollars ($15,000), to evidence funds previously lent by Karev to the Company on January 20, 2012.  The Note earns simple interest accruing at ten percent (10%) per annum and is due upon ten (10) days written notice by Karev.

The description of the Note is a brief summary only and is qualified in its entirety by the respective terms set forth therein.  A copy of the Note evidencing the January 20, 2012 loan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note to Karev Investments, Inc. dated January 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGETOWN COPORATION
Date: January 25, 2012	By: /s/ Mackie Barch
Mackie Barch
President and CEO